Exhibit 32.1

Form 10-QSB

Pacific Alliance Corporation

File No. 000-051777

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pacific Alliance Corporation (the “Company”) on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark A. Scharmann, Principal Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 14, 2007

/s/ Mark Scharmann

Principal Executive Officer, President